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Ygrene Energy Fund Inc. 2100 South McDowell Boulevard Petaluma, California 94954

Independent Accountants' Report
on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by Ygrene Energy Fund Inc. (the “Company”) and Deutsche Bank Securities, Inc. (“Deutsche Bank” and, together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of PACE assets in conjunction with the proposed offering of GoodGreen 2019-2, Series 2019-2 Notes.

The Company is responsible for the information provided to us, including the information set forth in the Statistical Asset File (as defined herein). The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On August 26, 2019, representatives of Deutsche Bank, on behalf of the Company, provided us with a PACE asset listing consisting of 8,502 PACE assets (the “PACE Asset Listing”).  At your instruction, we randomly selected 125 PACE assets from the PACE Asset Listing (the “Sample Assets”).

Further, on September 11, 2019, representatives of the Company provided us with a computer-generated PACE asset data file and related record layout containing data, as represented to us by the Company, as of the close of business August 22, 2019, with respect to each of the 8,502 PACE assets set forth on the PACE Asset Listing (the “Statistical Asset File”).

At the instruction of the Company, we performed certain comparisons and recomputations for each of the Sample Assets relating to the PACE asset characteristics (the “Characteristics”) set forth on the Statistical Asset File and indicated below.

Characteristics
1. Asset number (for informational purposes only)
2. Property city
3. State
4. APN
5. Zip code
6. Amortization term (years)
7. Coupon rate
8. Settlement date
9. Original face amount
10. Capitalized interest amount
11. Payment amount
12. Payment frequency

13. Tax roll date
14. Jurisdiction
15. County
16. Property type (residential or commercial)
17. Commercial property sub-type (if applicable)
18. Property value
19. Improvement type
20. Maturity date (month and year)
21. Estimated mortgage amount (if applicable)
22. Mortgage loan-to-value ratio
23. Aggregate assessment loan-to-value ratio
24. Combined loan-to-value ratio

Member of Deloitte Touche Tohmatsu Limited

We compared Characteristics 2. through 12. to the corresponding information set forth on or derived from the “Final Closing Statement.”
With respect to Characteristic 13., we recomputed the tax roll date as the (i) July 1st immediately preceding the “tax first payment date” (as set forth on the Final Closing Statement) for Sample Assets located in California (as set forth on the Final Closing Statement); (ii) January 1st immediately preceding the “tax first payment date” (as set forth on the Final Closing Statement) for Sample Assets located in Florida (as set forth on the Final Closing Statement); or (iii) January 1st immediately after the “tax first payment date” (as set forth on the Final Closing Statement) for Sample Assets located in Missouri (as set forth on the Final Closing Statement).  We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 14. to the corresponding information set forth on the “Project Dashboard Summary Report.”
We compared Characteristic 15. to the corresponding information set forth on the “Notice of Special Tax Lien” or “Deed.”
We compared Characteristics 16. and 17. to the corresponding information set forth on or derived from the “Black Knight Financial Report” or the “Appraisal Report.”
With respect to Characteristic 18., we (i) compared the property value to the corresponding information set forth on the Appraisal Report, if applicable, or (ii) recomputed the property value by dividing (x) the “BorrowerAmount” (as set forth on the Black Knight Financial Report) by (y) 90%. We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 19. to the corresponding information set forth on or derived from the Construction Contract or Construction Invoice (collectively, the “Construction Documentation”).
With respect to Characteristic 20., for Sample Assets located in (i) California or Florida (as set forth on the Final Closing Statement), we recomputed the maturity date by adding the amortization term (as set forth on the Final Closing Statement) to the tax roll date (as determined above) or (ii) Missouri (as set forth on the Final Closing Statement), we recomputed the maturity date by adding the amortization term (as set forth on the Final Closing Statement) to the “tax first payment date” (as set forth on the Final Closing Statement). We compared such recomputed information to the corresponding information set forth on the Statistical Asset File.
We compared Characteristic 21. to the corresponding information set forth on or derived from the “Project Dashboard Summary Report” or “Credit Report.”
With respect to Characteristic 22., we recomputed the mortgage loan-to-value ratio by dividing (a) the estimated mortgage amount (as set forth on or derived from the Credit Report or the Project Dashboard Summary Report) by (b) the property value (as determined above).
With respect to Characteristic 23., we recomputed the aggregate assessment loan-to-value ratio by dividing (a) the original face amount (as set forth on the Final Closing Statement) by (b) the property value (as determined above).
With respect to Characteristic 24., we recomputed the combined loan-to-value ratio as the sum of the (a) mortgage loan-to-value ratio (as determined above) and (b) aggregate assessment loan-to-value ratio (as determined above).

For purposes of our procedures and at your instruction:

•	with respect to our comparison of Characteristics 9. through 11., differences of $0.01 are deemed to be “in agreement;” and

•
with respect to our comparison of Characteristic 16., a property type of “duplex” set forth on the Black Knight Financial Report is deemed to be “in agreement” with a property type of “residential” set forth on the Statistical Asset File.

The PACE asset documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Asset Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Asset Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Asset Documents.  In addition, we make no representations as to whether the Asset Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Assets.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Asset File were found to be in agreement with the above mentioned Asset Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the PACE assets underlying the Statistical Asset File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the PACE assets or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.   We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information.  Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

September 19, 2019